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Capital Management Investment Trust

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Capital Management Investment Trust

Capital Management Mid-Cap Fund

Capital Management Small-Cap Fund

(collectively, the “Capital Management Funds”)

140 Broadway
New York, New York 10005

January ___, 2018

Dear Shareholder:

A Special Meeting of the Shareholders of the Capital Management Funds, each a portfolio series of the Capital Management Investment Trust (the “Trust”), will be held on February 28, 2018 at 9:00 a.m., Eastern Time at the offices of the Trust: 8140 Broadway, New York, New York 10005.

The Trust’s Board of Trustees is seeking your vote for the approval of revisions to the Capital Management Funds’ fundamental investment restrictions. These proposals are primarily designed to modernize and streamline the Capital Management Funds’ fundamental investment restrictions. Due to regulatory changes over the years several of the Capital Management Funds’ fundamental investment restrictions are no longer required by state and/or federal law. The Board of Trustees of the Trust believes, after discussions with Capital Management Associates, Inc., the investment adviser to the Capital Management Funds, and Trust management, that the Capital Management Funds would benefit if these fundamental investment restrictions were updated to more closely mirror the regulatory requirements of today. In addition, the proposed changes also provide the Funds the ability to modify their investments as the law continues to evolve.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the Capital Management Funds.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

W. Jameson McFadden

President

Capital Management Investment Trust

Capital Management Mid-Cap Fund

Capital Management Small-Cap Fund

(collectively, the “Capital Management Funds”)

140 Broadway
New York, New York 10005

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on February 28 , 2018:

This Proxy Statement is Available online at the Following Website:

http://www.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the Capital Management Funds:

Notice is hereby given that a special meeting of the shareholders (the “Special Meeting”) of the Capital Management Funds, each a portfolio series of the Capital Management Investment Trust (the “Trust”) will be held on February 28, 2018 at the offices of the Trust (140 Broadway, New York, New York 10005), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

Proposal(s)	Description	Fund
1A-B	Approval of Revisions to Fundamental	Capital Management Mid-Cap Fund (1A)
	Investment Restrictions	Capital Management Small-Cap Fund (1B)

To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR each Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on January __, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-888-626-3863.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

W. Jameson McFadden

President

January__, 2018

PROXY STATEMENT

Capital Management Investment Trust

Capital Management Mid-Cap Fund

Capital Management Small-Cap Fund

(collectively, the “Capital Management Funds”)

140 Broadway
New York, New York 10005

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of the Capital Management Investment Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) of the Capital Management Funds to be held on February 28, 2018 at 9:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on January__, 2018 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately January ___, 2018.

The Trustees recommend that you vote:

1.	For the revisions to the fundamental investment restrictions of the Capital Management Mid- Cap Fund as set forth in Proposal 1A.

2.	For the revisions to the fundamental investment restrictions of the Capital Management Small- Cap Fund as set forth in Proposal 1B.

3.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Each whole share of each share class of the Capital Management Funds is entitled to one vote as to any matter on which it is entitled to vote and each fractional share of each share class is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR each Proposal.

PROPOSAL 1

1A – Capital Management Mid-Cap Fund

1B – Capital Management Small-Cap Fund

APPROVAL OF REVISED FUNDAMENTAL INVESTMENT RESTRICTIONS

Revisions to the Capital Management Funds’ Fundamental Investment Restrictions

The Investment Company Act of 1940, as amended (the “1940 Act”) requires all mutual funds, including the Capital Management Funds, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of the Capital Management Funds' outstanding voting securities.

By way of background, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA"), which preempted state "blue sky" securities regulation of all mutual funds. Since some of the investment restrictions initially adopted by the Capital Management Funds were imposed by the states, these investment restrictions no longer apply. Additionally, some of the Capital Management Funds' other investment restrictions are more restrictive than the 1940 Act requires.

As a result, and following discussions with Capital Management Associates, Inc. (the “Adviser”) and Trust management, the Trustees have reviewed the Capital Management Funds’ current fundamental investment restrictions and have recommended that several of the fundamental restrictions be eliminated or amended in order to increase the flexibility of the Capital Management Funds, modernize the restrictions, conform the restrictions so that all funds within the Trust will share the same set of restrictions, and preserve the ability of the Capital Management Funds to respond to favorable future legal, regulatory, market or technical changes.

While the increased flexibility may mean that the Capital Management Funds will be subject to greater risk, the Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in the Capital Management Funds. Furthermore, the Trustees want to assure you that these amendments do not indicate a departure from the principal investment objective and strategies long held by the Capital Management Funds' management. Should the proposals be approved by shareholders, it is anticipated that they would become effective on or about March 1, 2018.

Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is outlined below in Proposals 1A and 1B.

Proposal 1A – Capital Management Mid-Cap Fund

NOTE – If you are a shareholder of the Capital Management Small-Cap Fund, please see the information relating to that Fund under Proposal 1B beginning on page 8.

Proposal 1A.1	Borrowing Money, Issue Senior Securities and Pledge Its Assets.

To amend the restriction that currently provides that the Capital Management Mid-Cap Fund will not:

Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. Each Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

If the proposed amendment is approved by shareholders, the restriction would read that the Capital Management Mid-Cap Fund may not:

issue any senior securities to others or borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

The revisions to this fundamental restriction are merely to provide the Capital Management Mid-Cap Fund with maximum flexibility that is available under applicable law. The 1940 Act currently permits a fund to borrow up to an amount that has 300% asset coverage, which effectively permits a fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes.

A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings. SEC staff interpretations allow a fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

Proposal 1A.2	Diversification

To amend the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund:

With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

If the proposed revision is approved by shareholders, the restriction would read that the Capital Management Mid-Cap Fund:

shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

The revision would provide the Capital Management Mid-Cap Fund more flexibility by referring to the language provided in the 1940 Act.

Proposal 1A.3.	Concentration.

To amend the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund may not:

Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation)

If the proposed amendment is approved by shareholders, the restriction would read that the Capital Management Mid-Cap Fund may not:

invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

The 1940 Act requirement relates to 25% of the value of a fund’s “net” assets as opposed to “total” assets and, while the Capital Management Mid-Cap Fund has been operated in a manner that is consistent with the 1940 Act, the prior restriction specified “total” assets. Further, the revisions would allow the Capital Management family of funds to have identical restrictions in this area.

Proposal 1A.4	Investing for Control

To eliminate the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund may not:

Invest for the purpose of exercising control or management of another issuer;

The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state “blue sky” regulators, as a condition to registration. As a result of NSMIA, this restriction is no longer required and it may be eliminated from the Capital Management Mid-Cap Fund’s fundamental investment restrictions.

The Capital Management Mid-Cap Fund would remain subject to the applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Certain of those provisions are described above under “diversification” and other provisions in the 1940 Act address limitations on investment by one investment company in another investment company. Management of the Capital Management Mid-Cap Fund does not anticipate making investments that are for the purposes of exercising voting control over any issuer.

Proposal 1A.5	Commodities, Real Estate and Oil, Gas and Mineral Investments.

To amend the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund may not:

Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases)

If the proposed amendment is approved by shareholders, the restriction would read that the Capital Management Mid-Cap Fund may:

invest in commodities or purchase or sell real estate only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Fund.

Discussion Related to Commodity Investments. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would expand the ability of the Capital Management Mid-Cap Fund to purchase and sell futures contracts and options on futures. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

In the event that this revision is approved, the Capital Management Mid-Cap Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them.

To the extent the Capital Management Mid-Cap Fund invests in these derivative instruments, the Capital Management Mid-Cap Fund would be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Capital Management Mid-Cap Fund's view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of such options may result in losses to the Capital Management Mid-Cap Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Capital Management Mid-Cap Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The ability of the Capital Management Mid-Cap Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Additionally, income and gains from certain commodity-related derivatives are not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the Capital Management Mid-Cap Fund’s ability to invest directly in commodity-linked derivatives as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

Discussion Related to Real Estate Investments. The proposed restriction maintains the Capital Management Mid-Cap Fund’s general restriction on buying or selling real estate but excepts certain real estate-related activities from the restrictions. The proposed restriction would allow the Capital Management Mid-Cap Fund to acquire or lease office space for its own use, although as of the date of this Proxy Statement it is not anticipated that it would do so. The proposed restriction would also permit the Capital Management Mid-Cap Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt).

Discussion Related to Invests in Oil, Gas, or Other Mineral Explorations and Development Programs. The proposed revision eliminates the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund may not invest in interests in oil, gas, or other mineral explorations or development programs. The restrictions on purchasing or selling interests in oil, gas, etc. are based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of the NSMIA, this restriction is no longer and may be eliminated.

Proposal 1A.6	Underwriting.

To amend the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund may not:

Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

If the proposed amendment is approved by shareholders, the restriction would read that the Capital Management Mid-Cap Fund may not:

underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

The revisions to this fundamental restriction are merely to provide the Capital Management Mid-Cap Fund with maximum flexibility that is available under applicable law.

Proposal 1A.7	Warrants.

To eliminate the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund may not:

Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of a Fund’s net assets. Included within this amount, but not to exceed 2% of the value of a Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchange.

Applicable federal and/or state law currently does not require the Capital Management Mid-Cap Fund to have a fundamental restriction on investments in warrants. The elimination of this fundamental restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in warrants.

Proposal 1A.8	Joint and Several Trading Accounts

To eliminate the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund may not:

Participate on a joint or joint and several basis in any trading account in securities;

Restrictions on joint and several trading accounts were based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated. Additionally, the 1940 Act and rules thereunder limit this type of transaction to the extent the Capital Management Mid-Cap Fund may participate in a trading account jointly with an affiliate. Except in those transactions that either the 1940 Act or the SEC has deemed, with the proper level of board oversight, to pose no problems of over-reaching by the affiliate, the Fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this restriction. Because the 1940 Act and related regulations adequately protect the Capital Management Mid-Cap Fund and its shareholders, there is no need to maintain this restriction.

Proposal 1A.9	Investments in Other Investment Companies.

To eliminate the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund may not:

Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act;

Applicable federal and/or state law currently does not require the Capital Management Mid-Cap Fund to have a fundamental restriction on investments in other investment companies. The elimination of this fundamental restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in other investment companies.

Proposal 1A.10	Investments in Futures Contracts or Options.

To eliminate the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund may not:

Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or options.

Applicable federal and/or state law currently does not require the Capital Management Mid-Cap Fund to have a fundamental restriction on investments in futures contracts or related options. The elimination of this fundamental restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in futures contracts and options, as well as any limitations in its principal investment strategies.

Proposal 1A.11	Loans.

To amend the fundamental investment restriction that provides that the Capital Management Mid-Cap Fund may not:

Make loans of money or securities, except that the Fund may invest in repurchase agreements.

If the proposed amendment is approved by shareholders, the restriction would read that the Capital Management Mid-Cap Fund may not:

make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The SEC currently permits loans of mutual funds’ securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The revisions would allow the Capital Management Mid-Cap Fund to participate in securities lending should it determine to do so.

Note that Proposal 1A is not contingent on the approval by shareholders of Proposal 1B. In other words, shareholders may approve Proposal 1A and not approve the other proposal and Proposal 1A would still become effective.

Required Vote. Approval of Proposal 1A requires the vote of the “majority of the outstanding voting securities” of the Capital Management Mid-Cap Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED REVISED INVESTMENT RESTRICTIONS

Proposal 1B – Capital Management Small-Cap Fund

NOTE – If you are a shareholder of the Capital Management Mid-Cap Fund, please see the information relating to that Fund under Proposal 1A beginning on page 2.

Proposal 1B.1	Borrowing Money, Issue Senior Securities and Pledge Its Assets.

To amend the restriction that currently provides that the Capital Management Small-Cap Fund will not:

Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. Each Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

If the proposed amendment is approved by shareholders, the restriction would read that the Capital Management Small-Cap Fund may not:

issue any senior securities to others or borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

The revisions to this fundamental restriction are merely to provide the Capital Management Small-Cap Fund with maximum flexibility that is available under applicable law. The 1940 Act currently permits a fund to borrow up to an amount that has 300% asset coverage, which effectively permits a fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes.

A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings. SEC staff interpretations allow a fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

Proposal 1B.2	Diversification

To amend the fundamental investment restriction that provides that the Capital Management Small-Cap Fund:

With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

If the proposed revision is approved by shareholders, the restriction would read that the Capital Management Small-Cap Fund:

shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

The revision would provide the Capital Management Small-Cap Fund more flexibility by referring to the language provided in the 1940 Act.

Proposal 1B.3.	Concentration.

To amend the fundamental investment restriction that provides that the Capital Management Small-Cap Fund may not:

Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation)

If the proposed amendment is approved by shareholders, the restriction would read that the Capital Management Small-Cap Fund may not:

invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

The 1940 Act requirement relates to 25% of the value of a fund’s “net” assets as opposed to “total” assets and, while the Capital Management Small-Cap Fund has been operated in a manner that is consistent with the 1940 Act, the prior restriction specified “total” assets. Further, the revisions would allow the Capital Management family of funds to have identical restrictions in this area.

Proposal 1B.4	Investing for Control

To eliminate the fundamental investment restriction that provides that the Capital Management Small-Cap Fund may not:

Invest for the purpose of exercising control or management of another issuer;

The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state “blue sky” regulators, as a condition to registration. As a result of NSMIA, this restriction is no longer required and it may be eliminated from the Capital Management Small-Cap Fund’s fundamental investment restrictions.

The Capital Management Small-Cap Fund would remain subject to the applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Certain of those provisions are described above under “diversification” and other provisions in the 1940 Act address limitations on investment by one investment company in another investment company. Management of the Capital Management Small-Cap Fund does not anticipate making investments that are for the purposes of exercising voting control over any issuer.

Proposal 1B.5	Commodities, Real Estate and Oil, Gas and Mineral Investments.

To amend the fundamental investment restriction that provides that the Capital Management Small-Cap Fund may not:

Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases)

If the proposed amendment is approved by shareholders, the restriction would read that the Capital Management Small-Cap Fund may:

invest in commodities or purchase or sell real estate only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Fund.

Discussion Related to Commodity Investments. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would expand the ability of the Capital Management Small-Cap Fund to purchase and sell futures contracts and options on futures. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

In the event that this revision is approved, the Capital Management Small-Cap Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them.

To the extent the Capital Management Small-Cap Fund invests in these derivative instruments, the Capital Management Small-Cap Fund would be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Capital Management Small-Cap Fund's view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of such options may result in losses to the Capital Management Small-Cap Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Capital Management Small-Cap Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The ability of the Capital Management Small-Cap Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Additionally, income and gains from certain commodity-related derivatives are not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the Capital Management Small-Cap Fund’s ability to invest directly in commodity-linked derivatives as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

Discussion Related to Real Estate Investments. The proposed restriction maintains the Capital Management Small-Cap Fund’s general restriction on buying or selling real estate but excepts certain real estate-related activities from the restrictions. The proposed restriction would allow the Capital Management Small-Cap Fund to acquire or lease office space for its own use, although as of the date of this Proxy Statement it is not anticipated that it would do so. The proposed restriction would also permit the Capital Management Small-Cap Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt).

Discussion Related to Invests in Oil, Gas, or Other Mineral Explorations and Development Programs. The proposed revision eliminates the fundamental investment restriction that provides that the Capital Management Small-Cap Fund may not invest in interests in oil, gas, or other mineral explorations or development programs. The restrictions on purchasing or selling interests in oil, gas, etc. are based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of the NSMIA, this restriction is no longer and may be eliminated.

Proposal 1B.6	Underwriting.

To amend the fundamental investment restriction that provides that the Capital Management Small-Cap Fund may not:

Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

If the proposed amendment is approved by shareholders, the restriction would read that the Capital Management Small-Cap Fund may not:

underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

The revisions to this fundamental restriction are merely to provide the Capital Management Small-Cap Fund with maximum flexibility that is available under applicable law.

Proposal 1B.7	Warrants.

To eliminate the fundamental investment restriction that provides that the Capital Management Small-Cap Fund may not:

Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of a Fund’s net assets. Included within this amount, but not to exceed 2% of the value of a Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchange.

Applicable federal and/or state law currently does not require the Capital Management Small-Cap Fund to have a fundamental restriction on investments in warrants. The elimination of this fundamental restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in warrants.

Proposal 1B.8	Joint and Several Trading Accounts

To eliminate the fundamental investment restriction that provides that the Capital Management Small-Cap Fund may not:

Participate on a joint or joint and several basis in any trading account in securities;

Restrictions on joint and several trading accounts were based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated. Additionally, the 1940 Act and rules thereunder limit this type of transaction to the extent the Capital Management Small-Cap Fund may participate in a trading account jointly with an affiliate. Except in those transactions that either the 1940 Act or the SEC has deemed, with the proper level of board oversight, to pose no problems of over-reaching by the affiliate, the Fund would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this restriction. Because the 1940 Act and related regulations adequately protect the Capital Management Small-Cap Fund and its shareholders, there is no need to maintain this restriction.

Proposal 1B.9	Investments in Other Investment Companies.

To eliminate the fundamental investment restriction that provides that the Capital Management Small-Cap Fund may not:

Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act;

Applicable federal and/or state law currently does not require the Capital Management Small-Cap Fund to have a fundamental restriction on investments in other investment companies. The elimination of this fundamental restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in other investment companies.

Proposal 1B.10	Investments in Futures Contracts or Options.

To eliminate the fundamental investment restriction that provides that the Capital Management Small-Cap Fund may not:

Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or options.

Applicable federal and/or state law currently does not require the Capital Management Small-Cap Fund to have a fundamental restriction on investments in futures contracts or related options. The elimination of this fundamental restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in futures contracts and options, as well as any limitations in its principal investment strategies.

Proposal 1B.11	Loans.

To amend the fundamental investment restriction that provides that the Capital Management Small-Cap Fund may not:

Make loans of money or securities, except that the Fund may invest in repurchase agreements.

If the proposed amendment is approved by shareholders, the restriction would read that the Capital Management Small-Cap Fund may not:

make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The SEC currently permits loans of mutual funds’ securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The revisions would allow the Capital Management Small-Cap Fund to participate in securities lending should it determine to do so. Further, the revisions would allow the Capital Management family of funds to have identical restrictions in this area.

Note that Proposal 1B is not contingent on the approval by shareholders of Proposal 1A. In other words, shareholders may approve Proposal 1B and not approve the other proposal and Proposal 1B would still become effective.

Required Vote. Approval of Proposal 1B requires the vote of the “majority of the outstanding voting securities” of the Capital Management Small-Cap Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED REVISED INVESTMENT RESTRICTIONS

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on a Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on a Proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on a Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of a Proposal, they have the effect as counting AGAINST the proposal.

Note that the Proposals are independent of each other. In other words, shareholders may vote to approve Proposal 1A while Proposal 1B may not be approved.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 140 Broadway, New York, NY 10005, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders following this Special Meeting must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Capital Management Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.888.626.3863 or write to us at 140 Broadway, New York, New York 10005.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Capital Management Funds. The expenses of the proxy solicitation are estimated to be $_________ with the Mid-Cap Fund bearing $______ and the Small-Cap Fund bearing $______. With respect to amounts allocated to the Funds, the expenses will be allocated between the Funds based on their relative net assets. After considering the benefits of the proposals contained in this Proxy Statement, the Board determined the Capital Management Funds were the primary beneficiary of the proposals and therefore they should bear these expenses.

The Trust has engaged AST Fund Solutions to provide certain shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote tabulation. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Capital Management Fund or multiple Capital Management Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66203.

Outstanding Shares. The shares outstanding of each of the Capital Management Funds as of January __, 2018 were:

Capital Management Mid-Cap Fund (Institutional Share Class)
Capital Management Mid-Cap Fund (Investor Share Class)
Capital Management Small-Cap Fund (Institutional Share Class)
Capital Management Small-Cap Fund (Investor Share Class)

Beneficial Ownership. Exhibit A sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a Capital Management Fund.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser. Capital Management Associates, Inc., 140 Broadway, New York, NY 10005 serves as the investment adviser to each Fund.

Administrator, Fund Accountant, and Transfer Agent. M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66203, serves as the Trust’s administrator, fund accountant and transfer agent.

Distributor. Wellington Shields & Co., LLC, 140 Broadway, 44th Floor, New York, NY 10005 serves as the distributor for shares of the Capital Management Funds. Matrix 360 Distributors, LLC serves as the sub-distributor to the Capital Management Funds.

Custodian. U.S. Bank, N.A., 425 Walnut St., Cincinnati, Ohio 45202, serves as the custodian of the Capital Management Funds’ assets.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Capital Management Funds.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Exhibit A

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Capital Management Funds as of January __, 2018. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Capital Management Funds as of the Record Date, January __, 2018.

FUND NAME	NAME & ADDRESS	PERCENT OWNERSHIP
Capital Management Mid-Cap Fund (Institutional Class)	First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103
First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103
First Clearing, LLC Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103
First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103
First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103
Capital Management Mid-Cap Fund (Investor Shares)	First Clearing, LLC Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103
James E. Egan Marianne P. Egan JTWROS 9 Plymouth Road Rye, NY 10580
Ruth Mason US Bank, N.A./Ruth Mason IRA 47 Ardale Road Paramus, NJ 07652-2601
William J. Hone Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103

Capital Management Small-Cap Fund (Institutional Class)	First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103
First Clearing, LLC 314 Gordon Avenue Thomasville, GA 31792-6642
First Clearing, LLC Capital Management Assoc. 210 El Brillo Way Palm Beach, FL 33480-4728
First Clearing Corporation Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103
First Clearing, LLC Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103
Capital Management Small-Cap Fund (Investor Class)	First Clearing, LLC Shields & Company Firm Investment 140 Broadway New York, NY 10005-1101
William J. Hone Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103